SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20005



                          FORM 8-K

                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


               Date of Report - July 28, 1997
              (Date of earliest event reported)


                Mountain Fuel Supply Company
     (Exact name of registrant as specified in charter)



     STATE OF UTAH             1-935            87-0407509
(State or other juris-      (Commission      (I.R.S. Employer
diction of incorporation     File No.)      Identification No.)
  or organization)




  180 East First South Street, Salt Lake City, Utah  84111
          (Address of principal executive offices)


Registrant's telephone number, including area code (801) 324-5555




                       Not Applicable
(Former name or former address, if changed since last report.)

                                          FORM 8-K
                                       CURRENT REPORT
Item 7.  Financial Statements and Exhibits.
 (c)    Exhibits.
 Exhibit No.   Exhibit
    99.1.      Earnings release issued by Questar Corporation, the parent of
               Mountain Fuel Supply Company (Mountain Fuel), on July 28, 1997.

    99.2. Mountain Fuel's condensed balance sheet for the periods ending June 30, 1997.

    99.3. Mountain Fuel's income statement for the periods ending June 30, 1997.



                                         SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MOUNTAIN FUEL SUPPLY COMPANY
                                              (Registrant)

July 28, 1997                             By /s/D. N. Rose
   (Date)                                    D. N. Rose
                                             President and
                                             Chief Executive Officer